SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2006

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	046268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

115 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02.   Results of Operation and Financial Condition

On April 28, 2006, Simon Property Group, Inc. (the “Registrant”) issued a press release containing information on earnings for the quarter ended March 31, 2006 and other matters. A copy of the press release is attached hereto as Exhibit 99.1 and the information in the press release is incorporated by reference into this report.

The press release and Supplemental Information package attached as Exhibit 99.2 use the non-GAAP financial measure of Funds from Operations (“FFO”). The Supplemental Information package also uses the non-GAAP measure of Net Operating Income (“NOI”). The Registrant considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States (“GAAP”). The Registrant believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts and provide relevant bases for comparison among REITs. The Registrant also uses FFO and NOI internally to measure the operating performance of its portfolio. Reconciliations of net income to FFO on an estimated and historical basis are provided on page 16 furnished herewith in Exhibit 99.1. Reconciliations of net income to NOI on an estimated and historical basis are provided on page 26 furnished herewith in Exhibit 99.2.

Item 7.01.   Regulation FD Disclosure

On April 28, 2006, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of March 31, 2006, in the form of a Supplemental Information package, a copy of which is attached as Exhibit 99.2. The Supplemental Information package is also available upon request as specified therein.

The Registrant is furnishing the information contained herein, including Exhibit 99.2, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

Item 8.01.   Other Events

The Registrant is also reporting the press release attached as Exhibit 99.1 pursuant to Item 8.01 of Form 8-K and, accordingly, the information will be deemed to be “filed” with the SEC and incorporated by reference into the Registrant’s other filings with the SEC.

Item 9.01.   Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

		Page Number in
Exhibit No.	Description	This Filing
99.1	Earnings Release for the quarter ended March 31, 2006	5
99.2	Supplemental Information as of March 31, 2006	18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 28, 2006

SIMON PROPERTY GROUP, INC.
By:	/s/ STEPHEN E. STERRETT
Stephen E. Sterrett,
Executive Vice President and
Chief Financial Officer

SIMON PROPERTY GROUP

Table of Contents

As of March 31, 2006

Description		Page
	Quarterly Earnings Announcement
Exhibit 99.1	Press Release	5
Exhibit 99.2	Supplemental Information	18
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	18-19
	Ownership Structure	20
	Changes in Common Shares and Unit Ownership	21
	Financial Data
	Selected Financial and Equity Information	22
	Unaudited Pro-Rata Statement of Operations	23-24
	Unaudited Pro-Rata Balance Sheet	25
	Reconciliation of Net Income to NOI	26
	NOI Composition	27
	Analysis of Other Income and Other Expense	28
	Operational Data
	U.S. Portfolio GLA	29
	U.S. Regional Mall Operational Information	30
	U.S. Regional Mall Lease Expirations	31
	U.S. Regional Mall Top Tenants	32
	U.S. Regional Mall Anchor/Big Box Openings, 2006-2010	33-34
	U.S. Regional Mall Property Listing	35-39
	U.S. Premium Outlet® Centers Operational Information	40
	U.S. Premium Outlet® Centers Lease Expirations	41
	U.S. Premium Outlet® Centers Top Tenants	42
	U.S. Premium Outlet® Centers Property Listing	43
	U.S. Community/Lifestyle Centers Operational Information	44
	U.S. Community/Lifestyle Centers Lease Expirations	45
	U.S. Community/Lifestyle Centers Top Tenants	46
	U.S. Community/Lifestyle Centers Property Listing	47-48
	International Operational Information	49
	International Property Listing	50-52
	Development Activity
	Capital Expenditures in the U.S. Portfolio	53
	U.S. Development Activity Report	54-55
	International Development Activity Report	56
	Balance Sheet Information
	The Company’s Share of Total Debt Amortization and Maturities by Year	57
	Summary of Indebtedness	58
	Summary of Indebtedness by Maturity	59-65
	Unencumbered Assets	66-70
	Preferred Stock/Units Outstanding	71